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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report March 2, 2001
                                  -------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                      1-15827                                 38-3519512
              --------                                      -------                                 ----------
(State or other jurisdiction of incorporation)      (Commission File Number)            (IRS Employer Identification No.)



 5500 Auto Club Drive, Dearborn, Michigan                                                              48126
------------------------------------------                                                           ----------
 (Address of principal executive offices)                                                            (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------






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ITEM 5.   OTHER EVENTS.

     Filed as Exhibit 99.1 to this Current Report on Form 8-K is a revision of the Quarterly Segment Financial Information for 1999, including 1999 pro forma. This exhibit revises the Quarterly Segment Financial Information that appeared as part of Annex A - Supplemental Financial Data included in our prospectus dated June 13, 2000 as filed with the SEC on June 14, 2000 to reflect reallocations among the Company's business segments. Financial information for 2000 is presented for comparative purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Segment Financial Information

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VISTEON CORPORATION



Date:  March 2, 2001                       By:  /s/ Stacy L. Fox
                                              -------------------------------
                                                Stacy L. Fox
                                                Senior Vice President,
                                                General Counsel and Secretary






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                                  EXHIBIT INDEX


Exhibit No.                           Description                           Page

Exhibit 99.1                          Segment Financial Information